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                                                                   Exhibit 10.25

                     BERKSHIRE FUND IV, LIMITED PARTNERSHIP
                     BERKSHIRE FUND V, LIMITED PARTNERSHIP
                          ONE BOSTON PLACE, SUITE 3300
                                BOSTON, MA 02108

                                          MAY 7, 2001


The Holmes Group, Inc.
233 Fortune Boulevard
Milford, MA 01757
Attn: Ira B. Morgenstern, Senior Vice President - Finance

       Re: Fees for Berkshire Guaranty

Dear Mr. Morgenstern:

     As you know, The Holmes Group, Inc. (the "Company") and certain of its subsidiaries (collectively, the "Borrowers") are today preparing to enter into a Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Limited Waiver (the "Fourth Amendment"), for the purpose of amending certain provisions of the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 5, 1999 (as previously amended and as amended by the Fourth Amendment, the "Credit Agreement"), by and among the Borrowers and certain Banks and Agents specified therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

     The Fourth Amendment, inter alia, establishes a new Total Revolving B Commitment of $40,000,000 for the benefit of the Borrowers. As a condition precedent to the effectiveness of the Total Revolving B Commitment, the Revolving B Banks have required that Berkshire Fund IV, Limited Partnership ("Berkshire IV") and Berkshire Fund V, Limited Partnership ("Berkshire V", and together with Berkshire IV, "Berkshire") execute and deliver a Guaranty (the "Guaranty") for the ratable benefit of the Revolving B Banks, which provides that each of Berkshire IV and Berkshire V, under certain specified circumstances, will guaranty the payment by the Borrowers when due (whether at maturity, by acceleration or otherwise) of a maximum of $21,750,000 of principal and interest indebtedness owing under outstanding Revolving Credit B Loans made to the Borrowers. A copy of the form of Guaranty is attached to this letter as Exhibit A.

     We have indicated to you that, in order to preserve and enhance its existing investment as the majority stockholder in the Company, Berkshire is prepared to execute and deliver the Guaranty, subject to reaching an understanding with the Company and each of the subsidiaries of the Company which is a Domestic Subsidiary (together, the "Holmes Obligors") regarding the fees to be received by Berkshire in consideration of its willingness to enter into and perform the Guaranty, as well as the reimbursement to Berkshire of all amounts which may be required to be paid pursuant to the Guaranty. The purpose of this letter is to set forth our mutual agreement with respect to those understandings.
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     Specifically, Berkshire requests that each of the Holmes Obligors expresses its agreement with Berkshire as follows:

1. Upon execution of the Guaranty by Berkshire on the date hereof, the Holmes Obligors will become obligated to pay to Berkshire an initial Guaranty fee equal to 2.75% of the Revolving B Commitment, or $1,100,000. The foregoing fee will constitute compensation for Berkshire for the first year, or any part thereof, of its Guaranty, and shall be deemed earned in full on the date hereof. If the underlying Revolving B Commitment is for any reason terminated or reduced, and all or any portion of the Guaranty is released prior to the first anniversary date of the Guaranty (the "Anniversary Date"), there will be no proration or return of any portion of the fee.

2. If the Guaranty remains outstanding as of the Anniversary Date, the Holmes Obligors will become obligated to pay on the Anniversary Date a second Guaranty fee equal to (i) 2.75% of the then-outstanding Revolving B Commitment, multiplied by (ii) 55/365, representing the fractional portion of a year beginning on the Anniversary Date and concluding on July 1, 2002, being the date on which the Total Revolving B Commitment is scheduled to terminate pursuant to the Fourth Amendment. The second Guaranty fee will be deemed earned in full on the Anniversary Date, without any proration in the event that the Revolving B Commitment is reduced or terminated (and the Guaranty is correspondingly reduced or released) prior to July 1, 2002.

3. If the Revolving B Banks extend the Revolving B Commitment beyond July 1, 2002, but require as a condition of doing so that the Guaranty remains in effect, Berkshire will determine at such time whether to extend its Guaranty and, if it is prepared to do so, the parties hereto will mutually determine at such time what the appropriate fee structure will be for such extension of the Guaranty.

4. The parties hereto acknowledge that no cash payment of any Guaranty fee provided for hereunder will be permitted to be made by the Holmes Obligors while any Obligations of the Borrowers or Commitments of the Banks remain outstanding under the Credit Agreement, without the prior written consent of the requisite Banks. The Holmes Obligors acknowledge that Berkshire shall be entitled to request at any future time that the Banks grant such requisite consent to the cash payment of the Guaranty fees, or any portion thereof, and if such consent is granted, the Holmes Obligors agree to remit all such earned fee payments to Berkshire within twenty (20) days of Berkshire's demand therefor.

5. In the event that Berkshire is required to make any payment under the Guaranty (each a "Guaranty Payment"), the Holmes Obligors hereby acknowledge and agree that, in collecting upon any Guaranty Payment made by Berkshire, including accrued interest thereon, Berkshire shall be subrogated (or alternatively may succeed by assignment) to the rights of the Revolving B Banks or any Agent on behalf thereof (including without limitation with respect to all rights of the Revolving B Banks and any Agent relating to the Collateral) to the fullest extent permitted or provided for under the Guaranty, the Credit Agreement or any other agreement with the Banks and/or any Agent, or under applicable law.


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6.   The Holmes Obligors shall be responsible and obligated to promptly reimburse Berkshire for all out-of-pocket costs and expenses (including without limitation all reasonable legal fees and expenses) incurred by Berkshire in connection with its negotiation, execution and delivery of the Guaranty and its performance thereunder, as well as in connection with the assistance provided by Berkshire to the Borrowers with respect to the negotiation, execution and delivery of the Fourth Amendment and related documents.

     If the Holmes Obligors are in agreement with the foregoing terms and conditions, please so indicate by executing and returning to Berkshire the enclosed counterpart of this letter. Upon such execution, this letter will become a binding agreement between the parties hereto, enforceable under the laws of The Commonwealth of Massachusetts as a document under seal.

                                        Very truly yours,

                                        BERKSHIRE FUND IV, LIMITED PARTNERSHIP

                                        By:  Fourth Berkshire Associates LLC,
                                             its General Partner


                                        By: /s/ Richard K. Lubin
                                            ------------------------------------
                                            Managing Member


                                        BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                        By:  Fifth Berkshire Associates LLC,
                                             its General Partner


                                        By: /s/ Richard K. Lubin
                                            ------------------------------------
                                            Managing Member

HOLMES OBLIGORS:

The foregoing terms and conditions are accepted and agreed to as of the date of this letter.

THE HOLMES GROUP, INC.


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance


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THE RIVAL COMPANY


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

HOLMES MANUFACTURING CORP.


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

HOLMES AIR (TAIWAN) CORP.


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

HOLMES MOTOR CORPORATION


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

RIVAL CONSUMER SALES CORPORATION


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

ACKNOWLEDGEMENT AND CONSENT:

The undersigned, being Foreign Subsidiaries and Borrowers under the Credit Agreement more particularly referred to in this letter agreement by and among Berkshire and the Holmes Obligors, hereby join in this letter agreement for the limited purpose of acknowledging and agreeing to the terms of paragraph 5 set forth above with respect to the rights of Berkshire following any Guaranty Payment.

HOLMES PRODUCTS (FAR EAST) LIMITED


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance


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ESTEEM INDUSTRIES LIMITED


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

RAIDER MOTOR CORPORATION


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

BIONAIRE INTERNATIONAL B.V.


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

HOLMES PRODUCTS (EUROPE) LIMITED


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

PATTON ELECTRIC (HONG KONG) LTD.


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance

THE HOLMES GROUP OF CANADA LTD.


By: /s/ Ira B. Morgenstern
   -------------------------------------
   Title: Senior Vice President-Finance



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